                                                                    EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of
                                          ---------
April 19, 2001, by and between VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road,
---------
Suite 3, Lawrenceville, New Jersey 08543, and Castle Creek Technology Partners, LLC, a Delaware limited liability company (the "Purchaser") with principal
                                                ----------
offices located at 111 W. Jackson Blvd., Suite 2020, Chicago, Illinois 60604.

                                    RECITALS
                                    --------

     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United
                                    ------------
States Securities and Exchange Commission (the "SEC") under the Securities Act
                                                ---
of 1933, as amended (the "Securities Act").
                          --------------

     B. The Purchaser desires to purchase and the Company desires to issue and sell upon the terms and conditions stated in this Agreement for an aggregate purchase price of Two Hundred Forty-Two Thousand Seven Hundred Sixty ($242,760):(i) 714,000 shares (the "Purchased Shares") of the Company's common
                                    ----------------
stock, par value $0.001 per share (the "Common Stock") and (ii) a warrant in the
                                        ------------
form attached hereto as Exhibit A (the "Warrant") to purchase up to 2,142,000
                        ---------       -------
shares of Common Stock. The Purchased Shares and the Warrant are sometimes referred to herein as the "Purchased Securities". The shares of Common Stock
                           --------------------
issuable upon the exercise of or otherwise pursuant to the Warrant are referred to as "Warrant Shares". The Purchased Shares, the Warrant, the Warrant Shares,
       --------------
the Additional Share Warrants and the Additional Shares (as those terms are defined in Section 4.15 below), the Remedy Warrant and the Remedy Shares (as those terms are defined in the Registration Rights Agreement) are referred to herein as the "Securities".
               ----------

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"),
                               ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                   PURCHASE AND SALE OF SECURITIES; SECURITY

     1.1.  Purchase of Shares of Common Stock and Warrant.  The purchase price
           ----------------------------------------------
to be paid by the Purchaser for the Purchased Shares and the Warrant being purchased by the Purchaser hereunder shall be the lesser of Five Hundred Thousand Dollars ($500,000) or the aggregate purchase price set forth in the second recital (the "Purchase Price"). The "Price Per Share" shall mean an
                     --------------         ---------------
amount equal to the aggregate Purchase Price divided by the number of Purchased Shares. On the Closing Date (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII of this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) the Purchased Shares and (ii) the Warrant.

     1.2.  Form of Payment.  At the Closing, the Purchaser shall pay the
           ---------------
Purchase Price for (i) the Purchased Shares and (ii) the Warrant, by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, and the Company shall deliver to the Purchaser one or more executed certificates representing the Purchased Shares and the Warrant and a duly executed Registration Rights Agreement.

     1.3.  Closing Date.  Subject to the satisfaction (or waiver) of the
           ------------
conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Purchased Securities pursuant to this Agreement (the "Closing") shall be April 19, 2001 (such date being hereinafter
                 -------
referred to as the "Closing Date").  The Closing shall occur on the Closing Date
                    ------------
at 11:00 a.m. New York City time, at the offices of Wolf, Block, Schorr and Solis Cohen LLP, 250 Park Avenue, New York, New York 10177.

                                  ARTICLE II
                  PURCHASERS' REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as follows:

     2.1.  Purchase for Own Account. The Purchaser is purchasing the Securities
           ------------------------
for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales that are registered under the Securities Act. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and other applicable state securities laws and, without limiting the foregoing, the Purchaser may transfer a portion of the Purchased Shares to one or more charitable entities and the Company shall cooperate in effecting the transfer and reissuance of any such transferred stock certificates.

     2.2.  Accredited Investor Status. The Purchaser is an "accredited investor"
           --------------------------
as that term is defined in SEC Rule 501(a) of Regulation D, as presently in effect, under the Securities Act.

     2.3.  Reliance on Exemptions. The Purchaser understands that the Purchased
           ----------------------
Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     2.4.  Information. The Purchaser has been furnished all materials relating
           -----------
to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. The Purchaser understands and acknowledges that such discussions, as well as any written information issued by the Company, (i) were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company's actual results in future periods or plans for future periods to differ materially from what was anticipated and that, except as specifically set forth elsewhere herein, no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. Neither such materials or inquiries nor any other due diligence investigation conducted by the Purchaser nor any of its representations, warranties, covenants or agreements shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Article III. The Purchaser understands that the Purchaser's investment in the Purchased Securities involves a high degree of risk.

     2.5. Governmental Review. The Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6. Transfer or Resale. The Purchaser understands that (i) except as
          ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof or as otherwise may be permissible under the Securities Act);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     2.7. Legends. The Purchaser understands that, subject to Article V hereof,
          -------
the certificates for the Purchased Shares and the Warrant and, until such time as the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise, may be sold by the Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Warrant Shares will bear a restrictive legend (the "Legend") in the following form:
 ------

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Except for the Legend in accordance with this Section 2.7 and Section 5.1 hereof, the Securities shall bear no other legend.

     2.8. Authorization; Enforcement.  This Agreement and the Registration
          --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that:

     3.1.  Organization and Qualification.  The Company and each of its
           ------------------------------
subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any
                                        -----------------------
material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, the Warrant and the Registration Rights Agreement (collectively, the "Investment Agreements").
                              ---------------------

     3.2.  Authorization; Enforcement.  (a) The Company has the requisite
           --------------------------
corporate power and authority to (i) enter into, and perform its obligations under each of the Investment Agreements, (ii) issue, sell and perform its obligations with respect to the Purchased Securities in accordance with the terms hereof and thereof, (iii) issue the Warrant Shares, the Additional Share Warrants, Additional Shares, the Remedy Warrant and Remedy Shares in accordance with the terms and conditions of the applicable Investment Agreement; (iv) repurchase forty-six (46) shares (the "Initial Repurchased Shares") of the
                                       --------------------------
Company's Series A Convertible Preferred Stock, par value $.001 per share (the

"Series A Preferred Stock") for an aggregate purchase price of $48,200, and (v)
 ------------------------
repurchase shares of Series A Preferred Stock pursuant to Section 4.16 below and pursuant to Section 3(c)(i) of the Warrant (collectively, the "Subsequent
                                                               ----------
Repurchased Shares" and, together with the Initial Repurchased Shares, the
----------- ------
"Repurchased Shares"), (b) the execution, delivery and performance of this
 ------------------
Agreement and the other Investment Agreements by the Company and the consummation by the Company of each of the transactions contemplated hereby and thereby (including without limitation the issuance of the Purchased Securities, the reservation for issuance and issuance of the number of the Warrant Shares initially issuable pursuant to the exercise of the Warrant and the repurchase of the Repurchased Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of the SEC and the Company's Board of Directors in connection with the registration of the Purchased Shares and the Warrant Shares in accordance with the Registration Rights Agreement); (c) the Investment Agreements have been duly executed and delivered by the Company; and (d) each of the Investment Agreements constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, (ii) rules of law governing specific performance, injunctive relief and other equitable remedies, and (iii) Section 160 of the Delaware General Corporation Law (the "GCL").
 ---

     3.3.  Capitalization. The capitalization of the Company as of the date of
           --------------
this Agreement, including the authorized capital stock, the number of shares issued and outstanding (including the Purchased Securities), the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Securities), directly or indirectly, exercisable for, or convertible into or exchangeable for any shares of Common Stock, the number of shares of Common Stock currently reserved for issuance upon conversion of the Series A Preferred Stock and the exercise of the Warrant is set forth on Schedule 3.3. All
                                                      ------------
outstanding shares of the Company's capital stock have been validly issued, fully paid and non-assessable. Except as disclosed in Schedule 3.3, (i) no
                                                       -------------
shares of capital stock of the Company (including the Purchased Securities and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances granted or created by the Company preemptive or similar, and (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (v) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; and (vi) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished or made available to the Purchaser true and correct copies of the its Certificate of Incorporation as currently in effect ("Certificate of
                                                                 --------------
Incorporation"), and its By-laws as currently in effect (the "By-laws").  The
-------------                                                 -------
Company has set forth on Schedule 3.3 all instruments and agreements (other than
                         ------------
the Certificate of Incorporation and By-

laws) governing securities convertible into or exercisable or exchangeable for Common Stock or the Company's preferred stock, par value $0.001 per share ("Preferred Stock"), including the Series A Preferred Stock, and the Company
  ---------------
shall provide to the Purchaser copies thereof upon the request of the Purchaser. Except as set forth on Schedule 3.3, the Company has no indebtedness for
                       ------------
borrowed money and no agreement providing for indebtedness for borrowed money. The Company has no subsidiaries, except as provided on Schedule 3.3. All such
                                                       ------------
subsidiaries included on Schedule 3.3. are one hundred percent (100%) owned by
                         -------------
the Company. Except as provided on Schedule 3.3, the Company has no investments,
                                   ------------
either debt or equity, in any other entity.

     3.4.  Issuance of Shares. The Purchased Shares are duly authorized and
           ------------------
reserved for issuance, and when issued and delivered in accordance with the terms hereof will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived, except for the rights of the Purchasers as provided in Sections 4.5 and 4.7 of that certain Securities Purchase Agreement dated as of August 10, 2000, between the Purchaser and the Company (the "2000 SPA") which rights are being satisfied
                                    --------
by the Company by the offer of the Purchased Securities pursuant to the terms of this Agreement and except as provided in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock filed in the Office of the of the Delaware Secretary of State on August 14, 2000 and in effect on the date hereof (the "Certificate of Designations"). Pursuant to the Certificate of
             ---------------------------
Designations, upon the sale of the Purchased Securities pursuant to the terms hereof, the Conversion Price (as defined in the Certificate of Designations) of the Series A Preferred Stock shall be reduced to $0.34. The number of the Warrant Shares initially issuable upon the exercise of the Warrant are duly authorized and reserved for issuance, and, upon the exercise of the Warrant, in accordance with its terms, the Warrant Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights will not trigger any anti-dilution provisions in any securities of the Company or any other agreements to which the Company is a party which rights or provisions have not been waived.

     3.5.  Listing. The Company's Common Stock is eligible for quotation and is
           -------
quoted on the OTC Bulletin Board (the "OTCBB") and the Company is not aware of
                                       -----
any threat to suspend such quotation. No corporate authorization is required under the rules of the SEC, the National Association of Securities Dealers (the "NASD") or any other regulatory authority applicable to the eligibility
 ----
requirements for securities quoted on OTCBB for the issuance of the Purchased Shares and the Warrant Shares upon the exercise of the Warrant in accordance with its terms.

     3.6.  No Conflicts. The execution, delivery and performance of each of the
           ------------
Investment Agreements, by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Purchased Securities, the reservation for issuance of the Warrant Shares and the repurchase of the

Repurchased Shares, do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor to the Company's knowledge, has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal in any material respect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under any of the Investment Agreements or to perform its obligations in accordance with the terms hereof or thereof.

     3.7.  SEC Documents; Financial Statements. The Common Stock is registered
           -----------------------------------
under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since October 30, 1996. The Company
 ------------
has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act or pursuant to the registration and reporting requirements of the Securities Act (all of the foregoing filed after June 30, 1998, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all correspondence to and from the SEC related thereto, being referred to herein as the "SEC Documents").
                                                          -------------
Schedule 3.7 sets forth a complete list of the SEC Documents.  The Company has
------------
delivered or made available to the Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC

Document is, or has been, required to be updated or amended under applicable law, except as listed on Schedule 3.7. The financial statements of the Company
                         ------------
included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually and in the aggregate, are not material to the financial condition, business, operations, properties or operating results of the Company and its subsidiaries taken on a whole. The Company meets the requirements for use of Form S-2 for registration of the resale of Registrable Securities, as defined in the Registration Statement.

     3.8.  Absence of Certain Changes. Except as set forth in Schedule 3.8,
           --------------------------                         ------------
since December 31, 2000, there has been no change and no development in the business, properties, operations, financial condition or results of operations of the Company which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
                   -----------------------

     3.9.  Absence of Litigation. Except as disclosed in Schedule 3.9 or the
           ---------------------                         ------------
SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. To the Company's knowledge, there are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding against the Company or any of its subsidiaries which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

     3.10. Disclosure. No information relating to or concerning the Company set
           ----------
forth in this Agreement or provided to the Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed other than the transactions contemplated hereby. There is no fact (other than matters of a general economic or political nature which do not uniquely affect the business, properties, operations or financial condition of the company) known to the Company that has not been disclosed by the Company to the Purchaser and to the public that might reasonably be expected to have or result in a material effect on the business, properties, operations or financial condition of the Company and its subsidiaries taken as a whole or have a material effect on the ability of the Company to conduct its business after the Closing in all material respects as currently conducted.

     3.11.  Acknowledgment Regarding Purchaser's Purchase of the Securities. The
            ---------------------------------------------------------------
Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company is "arms-
                                                                       ----
length", and that any statement made by the Purchaser, or any of its
------
representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchaser contained herein, is not advice or a recommendation, is merely incidental to the Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.12.  No General Solicitation. Neither the Company nor any person acting
            -----------------------
on behalf of the Company has conducted any "general solicitation," as described
                                            --------------------
in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13.  No Integrated Offering. Neither the Company, nor any of its
            ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of the Purchaser to the extent relevant for such determination.

     3.14.  No Brokers. The Company has taken no action which would give rise to
            ----------
any claim by any person for brokerage commissions, finder's fees or similar payments (collectively, "Transaction Fees") by the Purchaser relating to this
                         ----------------
Agreement or the transactions contemplated hereby, provided that, although the Company does not believe it has any obligation to Nutmeg Securities, Ltd. d/b/a I.F.G., Inc. ("IFG") in connection with this Agreement or the transactions contemplated hereby, no representation or warranty is made with respect thereto; provided further that the Company hereby indemnifies the Purchaser and its affiliates against all liability and costs (including without limitation reasonable attorney's fees and expenses) arising from any claim by IFG or any other person for Transaction Fees arising from this Agreement or the transactions contemplated hereby.

     3.15.  Acknowledgment of Dilution. The potential number of Warrant Shares,
            --------------------------
Remedy Shares and Additional Shares issuable to the Purchaser may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that the issuance of the Securities as contemplated hereby is in the best interests of the Company. The Company acknowledges that its obligation to issue the Remedy Warrant, Warrant Shares, Additional Share Warrants, Additional Shares and Remedy Shares in accordance with the terms of the applicable Investment Agreement is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     3.16.  Intellectual Property. Except as set forth in the SEC Documents, to
            ---------------------
the Company's knowledge each of the Company and its subsidiaries, owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its
                          -----------
business as now being conducted and as described in the Company's SEC Documents. Except as set forth in the SEC Documents, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as set forth in the SEC Documents, none of the Intangibles used in the Company's business is expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not result, either individually or in the aggregate, in a Material Adverse Effect. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intangibles.

     3.17.  Foreign Corrupt Practices. Neither the Company, nor any of its
            -------------------------
subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the

Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     3.18.  Officers and Directors. No executive officer (as defined in Rule
            ----------------------
501(f) promulgated under the Securities Act) or director of the Company or any of its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant between such officer or director and the Company and its subsidiaries or between the such officer or director and any other third party. No officer or director has, to the knowledge of the Company and its subsidiaries, any intention to terminate or limit his or her employment with, or services to, the Company or any of its subsidiaries, nor is any such officer subject to any constraints which would cause such person to be unable to devote his full time and attention to such employment or services.

     3.19.  Solvency. As of the Closing, the Company (i) has not incurred and
            --------
does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, (ii) owns assets, the fair saleable value of which is greater than the total amount of its liabilities (including contingent liabilities), and (iii) has and intends to have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

     3.20.  Title to Properties; Liens and Encumbrances. The Company has good
            -------------------------------------------
and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business.

     3.21.  Employment Matters. The Company is in compliance in all material
            ------------------
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                             -----        ----------------
ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for
                                         ------------
which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension
                                               ----              -------
plan" for which the Company would have any liability that is intended to be
----
qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. To the knowledge of the Company, none of the Company's or its subsidiaries' employees is a member of a union which relates to such employee's relationship with the Company. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that their relations with their employees are good.

     3.22.  Insurance. The Company maintains property and casualty, general
            ---------
liability, personal injury, director and officer liability and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the historical claims experience of the Company and its subsidiaries. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any of its subsidiaries) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy covering the Company or any of its subsidiaries presently in force.

     3.23.  Taxes. Except as set forth in Schedule 3.23, all applicable tax
            -----                         -------------
returns required to be filed by the Company and each of its subsidiaries have been prepared and filed in compliance with all applicable laws, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a Material Adverse Effect.

     3.24.  Internal Controls. The Company maintains a system of internal
            -----------------
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.25.  Contracts. The SEC Documents, as supplemented by Schedule 3.25
            ---------                                        -------------
hereto, contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the knowledge of the
 --------
Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money, is with respect to an obligation in excess of Seventy-Five Thousand Dollars ($75,000) or would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     3.26.  Year 2000 Processing. The computer systems used by the Company and
            --------------------
its subsidiaries (the "Systems"), both hardware and software, are in good
                       -------
working order. The occurrence of the year 2000 has not materially and adversely affected the Systems of the Company, its subsidiaries, or their business, and no material expenditures in excess of currently budgeted items are or will be required in order to cause such Systems to operate properly as a result of the change of the year 1999 to 2000. The Company and its subsidiaries have resolved any issues discovered as a result of year 2000 inquires and compliance testing or otherwise known to the Company.

     3.27.  Environmental Matters. Neither the Company and its subsidiaries,
            ---------------------
nor to the Company's knowledge, any predecessor in interest, has ever caused or permitted any Hazardous Material (as defined below) to be released, treated or disposed of on, at, under or within any real property owned, leased or operated by the Company and its subsidiaries or any predecessor in interest, and no such real property has ever been used (either by the Company and its subsidiaries or any predecessor in interest ) as a treatment, storage or disposal site for any Hazardous Material. The Company has no liabilities with respect to Hazardous Materials, and to the Company's knowledge, no facts or circumstances exist which could give rise to liabilities with respect to Hazardous Materials, which could have any reasonable likelihood of having a Material Adverse Effect on the Company. For purposes of this Agreement "Hazardous Materials" shall mean (a) any
                                         -------------------
pollutants or contaminations, (b) any asbestos or insulation or other material composed of or containing asbestos and (c) any petroleum product and any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purposes of, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or (d) any other
                              ---------      ---------
applicable federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree concerning the protection of human health or the environment or otherwise regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

     3.28.  Regulatory Permits. Except for Permits (as defined below) the
            ------------------
absence of which would not result, either individually or in the aggregate, in a Material Adverse Effect, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (the "Permits"), and neither the Company nor any
                 -------
such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.

     3.29.  Transactions With Affiliates. Except as set forth in the SEC
            ----------------------------
Documents and other than the grant of stock options disclosed on Schedule 3.29,
                                                                 -------------
none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     3.30.  Application of Takeover Protections. The Company and its board of
            -----------------------------------
directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchaser as a result of the transactions contemplated by the Investment Agreements, including, without limitation, the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

                                  ARTICLE IV
                                   COVENANTS

     4.1.   Efforts. The Company and the Purchaser shall use commercially
            -------
reasonable efforts timely to satisfy each of the conditions described in Article VI and VII of this Agreement.

     4.2.   Securities Laws. The Company agrees to file a Form D with respect to
            ---------------
the Securities with the SEC as required under Regulation D and to provide a copy thereof to the Purchaser within fifteen (15) days of the Closing. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within one (1) business day following the Closing Date. Such Form 8-K shall contain as exhibits this Agreement, the form of Warrant and the form of Registration Rights Agreement. The Company shall, on or prior to the Closing, take such action as is necessary to sell the Purchased Shares and Warrant to the Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of the applicable Closing. Without limiting any of the Company's obligations under any Investment Agreement from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     4.3.   Reporting Status. So long as the Purchaser beneficially owns any
            ----------------
Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4.   Use of Proceeds. The Company shall use a portion of the proceeds
            ---------------
from the sale of the Securities to repurchase the Repurchased Shares and the balance for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company, other than any such payment explicitly required or permitted by the terms of this Agreement, the Certificate of Designations or the other Investment Agreements; provided, however, that the foregoing shall not prohibit the Company from paying bonuses to its executive officers as described on Schedule 4.4.
                                          ------------

     4.5.   Restriction on Other Registrations. During the period beginning on
            ----------------------------------
the Closing Date and ending on the date which is the effective date of the registration statement contemplated by Section 2.1 of the Registration Rights Agreement (the "Effective Date"), the Company shall not permit any registration
                --------------
statement filed by it or entities that it controls to be declared effective by the SEC.

     4.6.   Intentionally Omitted.
            ---------------------

     4.7.   Right of First Refusal. During the period beginning on the date
            ----------------------
hereof and ending on the later of the 365th day thereafter or the last day of the Additional Share Period (as defined in Section 4.15(a) below) the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities unless the Company has satisfied or has caused its subsidiary to satisfy all of the following requirements with respect to such issuance:

            (a) The Company or the subsidiary shall have delivered a notice to the Purchaser (the "Transfer Notice"), which notice shall include (A) the
                       ---------------
terms and conditions of the securities and the consideration per unit which the Company or the subsidiary desires to receive for the securities (which, in the case where the Company or the subsidiary shall have received an offer to purchase such securities other than from the Purchaser (a "Third Party Offer")
                                                           -----------------
shall be the consideration set forth in such offer) and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company, or the subsidiary proposes to transfer said securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer).

            (b) Upon the delivery of the Transfer Notice, the Purchaser shall have an option to purchase all or any part of the securities described therein. Such option shall be exercisable by the Purchaser by service of written notice upon the Company or the subsidiary within ten (10) business days of receipt of the Transfer Notice.

            (c) If the option created in clause (b) hereof is not exercised by Purchaser within ten (10) business days of service of the Transfer Notice, or if such option is exercised only in part, (to the extent permitted by clause (b) hereof), then, within a period of thirty (30) days beginning on the day following the date of expiration of the option period, the Company or the subsidiary may issue some or all of the securities sought to be issued as to which such option was not exercised, at a price which is not less than one hundred percent (100%) of the price specified in the Transfer Notice and on terms and conditions not less favorable to the Company or the subsidiary than those specified in the Transfer Notice.

            (d)     The term "Restricted Securities" means any equity, equity-
                              ---------------------
like or equity-linked securities of the Company or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company, other than Excluded Securities (any such securities, "Restricted Securities"). The term "Excluded Securities" means
                  ----------------------             -------------------
capital stock issued and sold by the Company: (i) to the Purchaser pursuant to this Agreement and the Warrant, including the Warrant Shares, (ii) to the Purchaser pursuant to the exercise of the Common Stock Warrant as defined in the 2000 SPA, (iii) to the holders of Series A Preferred Stock upon the conversion thereof in accordance with its terms of the Certificate of Designations, (iv) pursuant to any employee stock option, stock purchase or restricted stock plan of the Company, so long as the issuance of such stock or option is approved by a committee of independent directors of the Company or (v) to the holders of any outstanding warrants or other convertible securities of the Company outstanding on the date hereof and identified on Schedule 4.7, which
                                                             ------------
schedule shall also identify those Excluded Securities which the holders have the right to require the Company to register under the Securities Act.

     4.8.   Expenses. The Company shall pay to Castle Creek Technology Partners
            --------
LLC  ("CC") or its designee, up to Thirty Thousand Dollars ($30,000.00) (less
       --
the Fifteen Thousand Dollar ($15,000.00) retainer paid to date), as reimbursement for the expenses incurred by CC and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, CC's and its affiliates' and advisors' due diligence and reasonable attorneys' fees and expenses (the "Expenses") upon
                                                                 --------
presentation of documentary evidence of such Expenses. The Company shall reimburse CC at the Closing for such Expenses (which, at Purchaser's election, may be effected by reducing the amount paid by Purchaser pursuant to Section 6.1(b) below), and thereafter upon CC's written request therefor, subject to such $30,000.00 limit.

     4.9.   Quotation Requirements. The Company shall continue to cause its
            ----------------------
Common Stock to be quoted on the OTCBB, the Nasdaq Stock Market or a national securities exchange (any of the foregoing "Principal Market"), and shall comply
                                           ----------------
in all respects with the filing and other obligations under the rules applicable to the then Principal Market and shall not permit the suspension of quotation of Common Stock on a Principal Market and if such quotation is suspended, the Company will use its reasonable best efforts to requalify its Common Stock or otherwise cause such quotation to resume. The Company shall promptly provide to the Purchaser copies of any notices it receives from the Principal Market or the SEC regarding the continued eligibility of the Common Stock for quotation on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.9.

     4.10.  Corporate Existence. So long as the Purchaser beneficially owns any
            -------------------
Securities, the Company shall maintain its corporate existence, except in the event of a Change in Control Transaction (as defined in the Warrant), as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the exercise of the Warrant then outstanding in whole and not in part as of the date of such transaction and (ii) is a publicly traded corporation whose Common Stock is quoted and listed for trading on the Nasdaq National Market or the New York Stock Exchange.

     4.11.  Reserved Amount
            ---------------

            The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for: (i) the exercise in full of the Warrant and issuance of the Warrant Shares in connection therewith; (ii) upon issuance of the Remedy Warrant, the exercise in full of the Remedy Warrant and issuance of the Remedy Shares in connection therewith; and (iii) upon issuance of an Additional Share Warrant, the exercise in full of such Additional Share Warrant and issuance of the applicable Additional Shares in connection therewith. In the event that any approvals, including stockholder approval are required to increase the number of shares of Common Stock reserved for issuance as provided in the preceding sentence, the Company shall take all actions necessary to obtain such approval(s) as soon as possible.

     4.12.  Transactions with Affiliates. The Company and each of its
            ----------------------------
subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with any officer, director, employee or other person holding in excess of 5% of the Company's capital stock or any other person controlling, controlled by or under common control with the Company, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an affiliate, except upon fair and reasonable terms no less favorable to the Company and each of its subsidiaries than terms in a comparable arm's length transaction with an unaffiliated person or entity and except for existing intercompany debt and upon the approval of the disinterested members of the Company's Board of Directors, after full disclosure.

     4.13.  Limitation of Agreements. The Company will not, and will not permit
            ------------------------
any subsidiary to, enter into any contract, or any amendment, modification, extension or supplement to any existing contract, which contractually prohibits the Company from performing its obligations under any Investment Agreement.

     4.14.  Bankruptcy Waiver. In the event the Company becomes a debtor under
            -----------------
the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. 362 in respect of the exercise of the Warrant to the extent the Company has required the Purchaser to exercise the Warrant under Section 3 thereof. At the direction of Purchaser, the Company agrees, without cost or expense to the Purchaser, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. 362.

     4.15   Right to Additional Shares.
            --------------------------

     (a) During the period (the "Additional Share Period") beginning on the date
                                 -----------------------
hereof and ending six months after the earlier of (i) the Expiration Date, as defined in the Warrant or (ii) the last date on which the Warrant is exercised (which may include a Mandatory Exercise Date, as defined in the Warrant), on each occasion, prior to the issuance of any Warrant Shares, that the Company issues or sells, or in accordance with Section VIII.E of the Certificate of Designations is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Per Share Price (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the Closing Date), simultaneously with such issuance (a "4.15(a) Subsequent Issuance"), the Company shall issue to the Purchaser for no
 ---------------------------
separate consideration a warrant (the "Section 4.15(a) Additional Share
                                       --------------------------------
Warrant") to purchase a number of additional shares of Common Stock (the "Section 4.15(a) Additional Shares") in accordance with the following formula:
 ---------------------------------

     A=(PP divided by NC) - (PS +PAS)

     Where:

     A=     Number of Section 4.15(a) Additional Shares
     PP=    Purchase Price (as defined herein)
     NC=    Consideration per share of Common Stock in the applicable 4.15(a)
            Subsequent Issuance calculated as provided in Section VIII.E. of the Certificate of Designations
     PS=    Purchased Shares (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the Closing
            Date)
     PAS=   Section 4.15(a) Additional Shares, if any, issued (or issuable upon exercise of a previously issued Section 4.15(a) Additional Share
            Warrant) to the Purchaser prior to the applicable 4.15(a) Subsequent
            Issuance (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the issuance of such
            Section 4.15(a) Additional Shares, if any)

     (b) During the Additional Share Period, on each occasion, after the issuance of any Warrant Shares, that the Company issues or sells, or in accordance with Section VIII.E of the Certificate of Designations is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price (as defined in the Warrant) at which the Warrant was then most recently exercised (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the then most recent date on which the Warrant was exercised), simultaneously with such issuance (a "4.15(b) Subsequent Issuance"), the Company shall issue to the
                  ----------------------------
Purchaser for no separate consideration a warrant (the "Section 4.15(b)
                                                        ---------------
Additional Share Warrant") to purchase a number of additional shares of Common
------------------------
Stock (the "Section 4.15(b) Additional Shares") in accordance with the following
            ---------------------------------
formula:

     B=(AEP divided by NC) - (WS+AS)

     Where:

     B=     Section 4.15(b) Additional Shares
     AEP=   Aggregate Exercise Price paid on the then most recent exercise of the Warrant
     NC=    Consideration per share of Common Stock in the applicable 4.15(b)
            Subsequent Issuance calculated as provided in Section VIII.E. of the Certificate of Designations
     WS=    Total number of Warrant Shares issued on the then most recent exercise of the Warrant (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the then most recent date on which the Warrant was exercised)
     AS=    Section 4.15 (b) Additional Shares, if any, issued (or issuable upon exercise of a previously issued Section 4.15(b) Additional Share
            Warrant) to the Purchaser prior to the applicable 4.15(b) Subsequent
            Issuance (as adjusted to reflect any stock splits, dividends, recapitalizations or similar events following the issuance of such
            Section 4.15(b) Additional Shares, if any)

     (c) If, during the period beginning on August 15, 2001 and ending one year from the date hereof, the Company issues or sells, or in accordance with Section VIII.E of the Certificate of Designations is deemed to have issued or sold, any shares of Common Stock for no consideration per share less than the then current Conversion Price (as defined in the Certificate of Designations) (a "4.15(c)
                                                                     -------
Subsequent Issuance") and the Purchaser subsequently converts (a "Subsequent
-------------------                                               ----------
Conversion") any shares of Series A Preferred Stock into Common Stock, the
----------
Company shall issue to the Purchaser immediately upon each Subsequent Conversion for no separate consideration a warrant (the "Section 4.15(c) Additional Share
                                              --------------------------------
Warrant") to purchase a number of additional shares of Common Stock (the
-------
"Section 4.15(c) Additional Shares") equal to the excess, if any, of the number
 ---------------------------------
of shares of Common Stock that would have been issuable upon the Subsequent Conversion if the 4.15(c) Subsequent Issuance had occurred prior to August

15, 2000 (as a result of Section VIII.E.1 of the Certificate of Designations) over the number of shares of Common Stock that are issuable upon such Subsequent Conversion. Purchaser agrees not to convert any shares of Series A Preferred Stock to the extent that the sum of the number of shares of Common Stock actually issued upon conversion of Series A Preferred Stock and the number of shares issued pursuant to this Section 4.15(c) exceeds the Exchange Cap (or, upon the occurrence of the Conversion Event and either the Capital Increase Event or the Reverse Split Event, exceeds the 5,000,000 Share Limit (as those terms are defined in Section 4.15(d)).

     (d) If (i) the shares of Series A Preferred Stock have been converted to the full extent permitted by the Certificate of Designations without exceeding the Exchange Cap and without violating the last sentence of Section 4.15(c) (the "Conversion Event"), and (ii) (A) the Company's Certificate of Incorporation has
 ----------------
been amended to increase the number of shares of authorized Common Stock (the "Capital Increase Event") or (B) there has been a reverse split of the Common
 ----------------------
Stock (the "Reverse Split Event"), the Purchaser shall have the right, from time
            -------------------
to time while any shares of Series A Preferred Stock remain outstanding, to exchange (each such exchange, an "Exchange"), upon written notice to the Company
                                  --------
(an "Exchange Notice"), any or all remaining shares of Series A Preferred Stock
     ---------------
held by it for a warrant (the "Section 4.15(d) Additional Share Warrant" and,
                               ----------------------------------------
together with the Section 4.15(a) Additional Share Warrant, the Section 4.15(b) Additional Share Warrant and the Section 4.15(c) Additional Share Warrant, the "Additional Share Warrants") to purchase a number of additional shares of Common
 -------------------------
Stock (the "Section 4.15(d) Additional Shares" and, together with the Section
            ---------------------------------
4.15(a) Additional Shares, the Section 4.15(b) Additional Shares and the Section 4.15(c) Additional Shares, the "Additional Shares") equal to the number of
                                -----------------
shares of Common Stock into which the shares of Series A Preferred Stock subject to such Exchange are convertible without reference to the Exchange Cap and without reference to the limitation set forth in Section IV.G.2 of the Certificate of Designations; provided that the aggregate number of shares of Common Stock issued pursuant to the conversion of Series A Preferred Stock and issuable pursuant to Section 4.15(c) Additional Share Warrants and Section 4.15(d) Additional Share Warrants shall not exceed Five Million (5,000,000) (the "5,000,000 Share Limit"). Each Additional Share Warrant issued pursuant to any
 ---------------------
subsection of this Section 4.15 shall be in the form attached hereto as Exhibit
                                                                        -------
E.  Each Exchange Notice shall specify the number of shares of Series A
-
Preferred Stock to be exchanged and shall include certificates for such number of shares with such notice. Each Exchange shall be effected within three business days after the Company's receipt of the applicable Exchange Notice. Upon each Exchange, to the extent that a Section 4.15(c) Additional Share Warrant would have been issuable upon the conversion of the shares of Series A Preferred Stock subject to such Exchange (without giving effect to the Exchange
Cap), the Company shall issue for no separate consideration, at the same time as the Section 4.15(d) Additional Share Warrant, a Section 4.15(c) Additional Share Warrant to purchase the same number of shares of Common Stock as would have been issued pursuant to Section 4.15(c) upon such conversion (without giving effect to the Exchange Cap), subject to the 5,000,000 Share Limit.

     4.16. Repurchase of Series A Preferred Stock. During the period commencing
           --------------------------------------
on the date hereof and ending on the last day of the Additional Share Period and so long as any shares of Series A Preferred Stock are outstanding, on each occasion that the Company issues or sells, or in accordance with Section VIII.E of the Certificate of Designations is deemed to have issued or sold, any shares of Common Stock, to the extent permitted under applicable law (the Company's being obligated to (i) utilize capital to repurchase shares of Series A Preferred Stock to the full extent permitted under Section 160 of the GCL; and
(ii) reduce the Company's capital in accordance with Sections 243 and 244 of the GCL to the full extent permitted therein and necessary to permit the repurchase specified herein of shares of Series A Preferred Stock), the Company shall use not less than twenty percent (20%) of the consideration received by the Company upon such actual or deemed issuance to repurchase from the Purchaser shares of Series A Preferred Stock at a purchase price per share of Series A Preferred Stock equal to the sum of $1,000 plus accrued and unpaid dividends on such share, which repurchase shall be simultaneously with the applicable issuance or deemed issuance, provided that the Purchaser may, upon one business days' advance notice to the Company, decline the Company's offer to repurchase shares of Series A Preferred Stock as provided in this Section 4.16.


                                   ARTICLE V
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1.  Removal of Legend.  The Legend shall be removed and the Company shall
           -----------------
issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to each Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2. Transfer Agent Instructions.
          ---------------------------

          (a) The Company shall instruct its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Shares of Common Stock in accordance with the terms of this Agreement, the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon, and in accordance with the terms of the Warrant. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Warrant Shares prior to registration under the Securities Act, will be given by the Company to its transfer agent and, subject to applicable law, the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of the Purchaser or obligations of the Company, if (i) the Purchaser provides the Company with an opinion of counsel, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (ii) the Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Warrant Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser in order to effect such a transfer or sale.

          (b) Purchaser shall exercise its right to exercise the Warrant by faxing an executed and completed Form of Exercise Agreement to Purchase to the Company, and delivering within two (2) business days thereafter, the original Form of Exercise Agreement to Purchase (and the related original Warrant and exercise price in the case of a non-cashless exercise of the Warrant) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a completed Form of Exercise Agreement to Purchase is faxed in accordance with the provisions of the Warrant shall be deemed an "Exercise Date." The
                                                       -------------
Company will transmit the certificates representing the Common Stock issuable upon exercise of any Warrant (together with Warrants not so exercised) to the Purchaser via express courier as soon as practicable, but no later than three
(3) business days after the Exercise Date (each such delivery date, is referred to herein as a "Delivery Date"). For purposes of this Agreement, exercise of
                -------------
the Warrant shall be deemed to have been made immediately prior to the close of business on the Exercise Date.

          (c) In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of, or in lieu of dividends on, the Shares of Common Stock or upon the exercise of the Warrant(s), provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of
  ---
the Purchaser, who shall have previously instructed the Purchaser's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC")
                                                                        ----
system no later than the applicable Delivery Date.

                                  ARTICLE VI
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1. Conditions to the Company's Obligation to Sell.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Purchased Securities to the Purchaser at the Closing is subject to the satisfaction, as of the date of such Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (a) The Purchaser shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          (b) The Purchaser shall deliver the Purchase Price in immediately available funds for the Shares of Common Stock and the Warrant, subject to adjustment pursuant to Sections 4.8 and 7.1(j).

          (c) The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by the Purchaser at or prior to the Closing.

          (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) The Purchaser shall deliver duly executed stock powers sufficient to transfer the Initial Repurchased Shares to the Company pending delivery by the Company of the aggregate redemption price therefor as required by Section 7.1(j).

                                  ARTICLE VII
               CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

     7.1. Conditions to the Closing.  The obligation of the Purchaser hereunder
          -------------------------
to purchase the Shares of Common Stock and the Warrant to be purchased by it on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

          (a) The Company shall have executed this Agreement, the Warrant and the Registration Rights Agreement and delivered the same to the Purchaser.

          (b) The Company shall have delivered at the Closing one or more duly executed certificates representing the Shares of Common Stock, in such denominations as the Purchaser shall request.

          (c) The Common Stock shall be eligible for quotation on the OTCBB, suspension of such quotation by the SEC shall not be threatened or reasonably likely in the judgment of the Purchaser for the foreseeable future.

          (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing (except for those that address matters as of a particular date, which need only be true as of such date) as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing, except where the breach of such representation, warranty or covenant would not have a Material Adverse Effect. The Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

          (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (f) The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing, in the form attached hereto as Exhibit C.
                                                                 ---------

          (g) On or prior to the Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in the trading of securities generally on the Nasdaq National Market or the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by the applicable banking authorities; (iii) the outbreak or escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war; or (iv) a material change in international, political, financial or economic conditions, if the effect of any such event, in the judgment of the Purchaser, makes it impracticable or inadvisable to proceed with the purchase of the Purchased Shares and the Warrant on the terms and in the manner contemplated in this Agreement and in the other Investment Agreements.

          (h) On the Closing Date, the Company shall have reimbursed the Purchaser for the Purchaser's Expenses incurred in connection with the transactions contemplated by this Agreement (including reasonable fees and disbursements of the Purchaser's legal counsel) as provided in Section 4.9 hereof.

          (i) On the Closing Date, the Purchaser shall have received a six month lock-up agreement, dated the Closing Date, from Bathsheba J. Malsheen, Nicholas Narlis, Eli Porat, David B. Levi and Bruce Welty in substantially the form as attached in Exhibit D.
                    ---------

          (j) On the Closing Date, the Company shall have (i) repurchased the Initial Repurchased Shares and shall have paid to the holder thereof in cash or by wire transfer of immediately available funds, the aggregate redemption price therefor (which, at Purchaser's election, may be effected by reducing the amount paid by Purchaser pursuant to Section 6.1(b) above), which price shall be an amount equal to the number of Redeemed Shares multiplied by an amount equal to the sum of $1,000 plus all accrued and unpaid dividends on a share of Series A Preferred Stock from August 14, 2000 to the Closing Date; and (ii) issued to Purchaser a new certificate evidencing the shares of Series A Preferred Stock that have not been repurchased.

                                 ARTICLE VIII
                         GOVERNING LAW; MISCELLANEOUS

     8.1. Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware without regard to choice of laws or conflict of laws principles thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrrevocably agree that all claims in respect f such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     8.2. Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     8.3. Headings. The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4. Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5. Scope of Agreement; Amendments. This Agreement and the documents and
          ------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     8.6. Notice. Any notice herein required or permitted to be given under the
          ------
terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                    If to the Company:

                    VOXWARE, INC.
                    Lawrenceville Office Park
                    P.O. Box 5363
                    Princeton, New Jersey 08543
                    or
                    168 Franklin Corner Road
                    Suite 3
                    Lawrenceville, NJ 08648

                    Attn:  Nicholas Narlis
                    Telephone No.: (609) 514-4100
                    Facsimile No.: (609) 514-4101

                    with copies to:

                    Hale and Dorr LLP
                    650 College Road East
                    Princeton, NJ 08540

                    Attn:  William J. Thomas
                    Telephone No.: (609) 750-7654
                    Facsimile No.: (609) 750-7700

                    If to the Purchaser:

                    CASTLE CREEK TECHNOLOGY PARTNERS LLC
                    c/o Castle Creek Partners, LLC, Investment Manager 111 W. Jackson Blvd.
                    Suite 2020
                    Chicago, Illinois 60604

                    Attn:  Thomas A. Frei
                           Managing Director

                    Telephone No. (312) 499-6916
                    Facsimile No. (312) 499-6999

                    with copies to:

                    Wolf, Block, Schorr and Solis-Cohen LLP
                    1650 Arch Street - 22/nd/ Floor
                    Philadelphia, Pennsylvania  19103-2097

                    Attn:  Jason Shargel, Esq.
                    Telephone No.: (215) 977-2216
                    Facsimile No.: (215) 405-3816

     Each party shall provide notice to the other party of any change in address.

     8.7. Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

     8.8. Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9. Survival.  The representations and warranties, covenants and
          --------
agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities under the Investment Agreements, notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. All covenants and agreements of the Company in respect of which performance is contemplated to occur following the Closing shall survive the Closing. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, members, managers, employees, partners, agents and affiliates and any direct or indirect officers, directors, shareholders, members, managers, employees, partners, agents and affiliates of any of the foregoing for loss or damage arising as a result of or related to (x) any breach by the Company of any of its representations, warranties, covenants and agreements set forth herein, or (y) any cause of action, suit or claim brought or made against such indemnitee, other than directly by the Company solely for breach of this Agreement, the Warrant, or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities, and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance by the Company or enforcement of this Agreement or any other Investment Agreements or any other instrument, document or agreement executed pursuant hereto or thereto or contemplated hereby or thereby (including without limitation the acquisition of the Purchased Shares, the Warrant, and/or the Warrant Shares), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement, the Warrant, or the Registration Rights Agreement or from a violation of law or gross negligence or willful misconduct; provided, that, indemnification under the Registration Rights Agreement shall be governed by and construed in accordance with such agreement. The right to indemnification shall include the right to advancement of expenses as they are incurred; provided, however, that any expenses so advanced shall be returned in the event a final nonappealable judgment is rendered by a court of competent jurisdiction to the effect that such indemnification is not required under the terms of this Agreement or permitted under applicable law.

     8.10.  Public Filings; Publicity. On the same day as the Company files the
            -------------------------
Form 8-K required pursuant to Section 4.2, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchaser shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     8.11.  Further Assurances. Each party shall do and perform, or cause to be
            ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.12.  Remedies, Characterizations, Other Obligations, Breaches and
            ------------------------------------------------------------
Injunctive Relief.  The remedies provided in this Agreement shall be cumulative
-----------------
and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     8.13.  Failure or Indulgence Not Waiver.  No failure or delay on the part
            --------------------------------
of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     8.14.  Termination.  In the event that the Closing shall not have occurred
            -----------
on April 19, 2001, time being of the essence, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     8.15.  Joint Participation in Drafting.  Each party to this Agreement and
            -------------------------------
to the Investment Agreements has participated in the drafting of such Agreements. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

     COMPANY:

     VOXWARE, INC.

     By: /s/ Nicholas Narlis
        -------------------------------------
     Name: Nicholas Narlis
     Title: Senior Vice President & Chief Financial Officer

     PURCHASER:

     CASTLE CREEK TECHNOLOGY PARTNERS LLC

     By: Castle Creek Partners, L.L.C.
     Its: Investment Manager

     By: /s/ Thomas A. Frei
        -------------------------------------
     Name:  Thomas A. Frei
     Title: Managing Director

     Address:  111 W. Jackson Blvd.
               Suite 2020
               Chicago, Illinois 60604
               Telephone: 312-499-6900

     Copy to:

               Wolf, Block, Schorr and Solis-Cohen LLP
               1650 Arch Street - 22/nd/ Floor
               Philadelphia, Pennsylvania  19103-2097
               Attn.: Jason Shargel, Esq.
               Telephone: (215) 977-2216
               Facsimile: (215) 405-3816

                                                                         FORM OF
                                                                         WARRANT
                                                                       EXHIBIT E
                                                                   to Securities
                                                                        Purchase
                                                                       Agreement


     VOID AFTER 5:00 P.M., NEW YORK CITY
     TIME, ON __________, 20__ [ten years from the Issue Date]


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                    Right to Purchase ______ Shares of
                                    Common Stock
Date: __________, 200_

                                 VOXWARE, INC.
                         COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC or its registered assigns (the "Holder"), is entitled to purchase from VOXWARE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, ______________ (_____) [number of Additional Shares calculated in accordance with Section 4.15 of Securities Purchase Agreement] fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an exercise price (the "Exercise Price") per share of Common Stock equal to One Cent ($0.01), subject to appropriate adjustment in the event of a stock split, stock dividend, merger, reclassification or similar event. The term "Warrant" means this warrant. The term "Warrants" means this Warrant and any warrants issued upon full or partial transfer of this Warrant in accordance with its terms. The shares of Common Stock issuable upon the exercise of this Warrant are referred to as the "Exercise Shares." This Warrant is subject to the following terms, provisions and conditions:

     1.   Manner of Exercise; Issuance of Exercise Shares.  Subject to the
          -----------------------------------------------
provisions hereof, including, without limitation, the limitations contained in Sections 2 and 8 hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment of the Exercise Price to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company. The Exercise Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Exercise Shares as set forth above or, if such date is not a business date, on the next succeeding business day. The Exercise Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding two (2) Trading Days, after this Warrant shall have been so exercised (the "Delivery Period").

     2.   Period of Exercise.  This Warrant shall be exercisable at any time and
          ------------------
from time to time during the period from the date of initial issuance of this Warrant (the "Issue Date") until 5:00 p.m. New York City time ________, 200_ [ten years from the Issue Date] (the "Expiration Date"). The period beginning on the Issue Date and ending on the Expiration Date is referred to herein as the "Exercise Period."

     3.   Intentionally Omitted.
          ----------------------

     4.   Certain Agreements of the Company.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a) Certain Actions Prohibited.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

          (b) Consolidation; Merger. In case of any consolidation of the Company
              ---------------------
with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the

Holder hereof will have the right to acquire and receive upon exercise of this Warrant in lieu of the Exercise Shares immediately theretofore acquirable upon the exercise of this Warrant, such securities, cash or assets as may be issued or payable with respect to or in exchange for the Exercise Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any instrument or securities thereafter deliverable upon the exercise of this Warrant.

          (c)  Notices.  In case at any time:
               -------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Holder hereof.

               (d)  Definition.  "Trading Day" means a day on which the
                    ----------
principal United States securities exchange or trading market where the Common Stock is then listed or traded as reported by Bloomberg is open for trading.

     5.        Transfer, Exchange, Redemption and Replacement of Warrant.
               ---------------------------------------------------------

          (a)  Restriction on Transfer.  This Warrant and the rights granted to
               -----------------------
the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 5(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 5(f) hereof and to the provisions of Section
2.6 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.
Notwithstanding anything to the contrary contained herein, the registration rights described in Section 6 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          (b)  Warrant Exchangeable for Different Denominations. This Warrant is
               ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 5(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase Exercise Shares, which may be purchased hereunder, each of such new Warrants to represent the right to purchase Exercise Shares at the Exercise Price therefor as shall be designated by the Holder hereof at the time of such surrender.

          (c)  Replacement of Warrant.  Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d)  Cancellation; Payment of Expenses.  Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 5, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 5. The Company shall indemnify and reimburse the Holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

          (e)  Warrant Register.  The Company shall maintain, at its principal
               ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Transfer or Exchange Without Registration. If, at the time of the
               -----------------------------------------
surrender of this Warrant in connection with any transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Exercise Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion), (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

     6.   Registration Rights.  The initial Holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Exercise Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     7.   Notices.  Any notices required or permitted to be given under the
          -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Voxware Inc.
               Lawrenceville Office Park
               P.O. Box 5363
               Princeton, New Jersey 08543
               Facsimile: (609) 514 4101
               Attn:  Nicholas Narlis
               with a copy simultaneously transmitted by like means to:

               Hale and Dorr LLP
               650 College Road East
               Princeton, NJ 08540
               Facsimile: (609) 750-7700
               Attn:  William J. Thomas

If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 7.

     8.   Additional Restriction on Exercise.  Notwithstanding anything to the
          ----------------------------------
contrary contained herein, this Warrant shall not be exercisable by the Holder or subject to a Mandatory Exercise by the Company to the extent (but only to the extent) that such exercise by the Holder or Mandatory Exercise would result in the Holder being the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, shall be determined in accordance with Section 13(d) of the Exchange Act and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 8 shall apply to each successive Holder.

     9.   Miscellaneous.
          -------------

          (a)  Amendments.  This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holders of a majority in interest of the Warrants.

          (b)  Descriptive Headings.  The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     10.  Governing Law; Jurisdiction.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                              VOXWARE, INC.


                              By: _________________________________
                                 Name:_____________________________
                                 Title:____________________________

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)


To:  Voxware, Inc.
     Lawrenceville Office Park
     P.O. Box 5363
     Princeton, New Jersey 08543
     Facsimile: (609) 514 4101
     Attn:  Nicholas Narlis

     The undersigned hereby irrevocably exercises the right to purchase ________ shares of Common Stock of Voxware, Inc., a corporation organized under the laws of the State of Delaware, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of the shares obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests the delivery of the shares to the undersigned at its listed below:


Dated:_________________       _____________________________________
                                   Signature of Holder

                              _____________________________________
                                   Name of Holder (Print)
                                   Address:

                              _____________________________________
                              _____________________________________
                              _____________________________________

                              FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth hereinbelow, to:

Name of Assignee         Address                   Number of Shares
----------------         -------                   ----------------



, and hereby irrevocably constitutes and appoints _____________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, 2001

In the presence of

__________________

                              Name: ____________________________


                                    Signature:________________________
                                    Title of Signing Officer or Agent (if any):
                                              __________________________________
                                    Address:  __________________________________
                                              __________________________________


                                    Note:  The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.